UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2025

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2025, the Board of Directors (the "Board") of Sunnova Energy International Inc. (the "Company") appointed Ms. Robyn Liska as Interim Chief Financial Officer of the Company effective March 31, 2025. Ms. Liska will also perform the functions of the Company's principal accounting officer and principal financial officer on an interim basis. Eric Williams stepped down as Executive Vice President, Chief Financial Officer of the Company effective March 30, 2025.

Prior to joining the Company, Ms. Liska, age 39, spent more than a decade in investment banking covering the renewable energy, power and utilities industries at multiple firms. Ms. Liska served as an Executive Director at J.P. Morgan Securities LLC from February 2022 until March 2025, and as a Vice President from July 2021 until January 2022. Ms. Liska served as a Director at BofA Securities, Inc. from February 2021 until July 2021, and as a Vice President from May 2019 until January 2021. Ms. Liska served as a Vice President at Merrill Lynch, Pierce, Fenner & Smith, now known as BofA Securities, Inc. from February 2018 until May 2019 and as an Associate from May 2017 until January 2018. Ms. Liska served as an Associate Director at UBS Securities LLC from July 2014 until May 2017. She began her career in environmental consulting and policy at Eastern Research Group from 2010 until 2012. Ms. Liska brings deep capital markets, financial advisory and energy policy expertise to the Company, including supporting the Company on its capital raises since its IPO in July 2019. Ms. Liska received her Master of Business Administration from Georgetown University's McDonough School of Business, graduating Beta Gamma Sigma, and her Bachelor of Science in Foreign Service from Georgetown's School of Foreign Service, graduating as Class Marshal, Phi Beta Kappa.

In connection with her appointment, the Compensation and Human Capital Committee of the Board approved the following compensation for Ms. Liska: (i) a base salary of $475,000 per annum; (ii) corporate housing and provision of a vehicle for a period of six (6) months subject to Company policies and guidelines, and (iii) a discretionary success bonus in the amount of $200,000, payable upon certain conditions and the payment of which is subject to management and Board approval.

There are no arrangements or understandings between Ms. Liska and any other persons pursuant to which she was selected as an officer. Ms. Liska has no family relationship with any director or executive officer of the Company. The Company is not aware of any transactions in which Ms. Liska has a direct or indirect material interest and in which the Company is a party that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Williams' separation will be treated as a termination without Cause under Section 3.3 of the Executive Severance Agreement entered into between Mr. Williams and the Company, dated July 31, 2024 (the “Severance Agreement”), in accordance with and subject to the terms thereof. The terms and conditions of the Severance Agreement are described in “Compensation Discussion and Analysis—Other Policies, Practices and Guidelines—Severance Agreements” on page 45 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the "Commission") on April 4, 2024 (which description is incorporated herein by reference) and the Form of Executive Severance Agreement incorporated by reference as Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed with the Commission on March 3, 2025. Mr. Williams will also be entitled to retain the Special Bonus Award, the description and form of which is incorporated herein by reference as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Commission on March 13, 2025.

Item 7.01 Regulation FD Disclosure.

The Company is currently engaged in discussions with various stakeholders regarding plans to reduce the Company’s debt and strengthen its overall financial flexibility, although no assurances can be given as to the timing or outcome of this process. In connection with these ongoing discussions, the Company is electing to defer making the interest payment that is due April 1, 2025 of approximately $23.5 million on the 11.750% Senior Notes due 2028 (the “11.750% Notes”) issued by the Company’s subsidiary, Sunnova Energy Corporation. The indenture governing the 11.750% Notes provides for a 30-day grace period, which expires on May 1, 2025, to make the scheduled interest payment before such non-payment constitutes an “Event of Default” under the indenture, which would entitle the trustee under such indenture or the holders of at least 30% in aggregate principal amount of the outstanding 11.750% Notes to accelerate the maturity thereof. The Company’s decision regarding how much of the applicable grace period to use, whether to make the interest payment or the election to pursue an alternative path will be evaluated based on various factors, including the results of the aforementioned discussions with its stakeholders.

Attached as Exhibit 99.1, which is incorporated herein by reference to this Form 8-K, is a copy of the Company’s press release relating to the officer changes and the Company’s election to defer the 11.750% Notes interest payment. The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report include, but are not limited to, statements regarding how much of the applicable grace period to use for the interest payment on the 11.750% Notes, whether to make the interest payment and the Company’s ability to successfully execute its business and financial strategies. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated April 1, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: April 1, 2025	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer